The Investment Company of America® Summary prospectus March 1, 2014

Class A	B	C	F-1	F-2	529-A	529-B	529-C
AIVSX	AICBX	AICCX	AICFX	ICAFX	CICAX	CICBX	CICCX

529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
CICEX	CICFX	RICAX	RICBX	RICCX	RICEX	RICFX	RICGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/ prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated March 1, 2014, are incorporated by reference into this summary prospectus.

Investment objectives

The fund’s investment objectives are to achieve long-term growth of capital and income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 27 of the prospectus and on page 54 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C
Management fees	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%
Distribution and/or service (12b-1) fees	0.23	1.00	0.99	0.25	none	0.22	0.99	0.99
Other expenses	0.14	0.13	0.18	0.19	0.17	0.25	0.27	0.26
Total annual fund operating expenses	0.61	1.37	1.41	0.68	0.41	0.71	1.50	1.49

	529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%
Distribution and/or service (12b-1) fees	0.50	0.00	1.00	0.74	0.50	0.25	none	none
Other expenses	0.21	0.25	0.16	0.41[2]	0.22	0.16	0.11	0.06
Total annual fund operating expenses	0.95	0.49	1.40	1.39	0.96	0.65	0.35	0.30
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	Estimated based on current fees.

The Investment Company of America / Summary prospectus 1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$634	$759	$896	$1,293
B	639	834	950	1,438
C	244	446	771	1,691
F-1	69	218	379	847
F-2	42	132	230	518
529-A	663	828	1,006	1,512
529-B	672	913	1,076	1,678
529-C	271	510	870	1,879
529-E	117	342	584	1,270
529-F-1	70	197	333	723
R-1	143	443	766	1,680
R-2	142	440	761	1,669
R-3	98	306	531	1,178
R-4	66	208	362	810
R-5	36	113	197	443
R-6	31	97	169	381

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$139	$434	$750	$1,438
C	144	446	771	1,691
529-B	172	513	876	1,678
529-C	171	510	870	1,879

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

The Investment Company of America / Summary prospectus 2

Principal investment strategies

The fund invests primarily in common stocks, most of which have a history of paying dividends. The fund’s investments are limited to securities of companies that are included on its eligible list. In light of the fund’s investment objectives and policies, securities are added to, or deleted from, the eligible list by the fund’s board of trustees after reviewing and acting upon the recommendations of the fund’s investment adviser. The investment adviser bases its recommendations on a number of factors, such as the fund’s investment objectives and policies, whether a company is considered a leader in its industry and a company’s dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield.

The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers of securities held by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

The Investment Company of America / Summary prospectus 3

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth & Income Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to the fund’s objective and/or strategies. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

The Investment Company of America / Summary prospectus 4

Average annual total returns For the periods ended December 31, 2013 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	1/1/1934	24.81%	14.85%	6.51%	12.17%
− After taxes on distributions		22.39	14.04	5.72	N/A
− After taxes on distributions and sale of fund shares		15.94	12.00	5.31	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	26.42%	15.11%	6.49%	5.37%
C	3/15/2001	30.36	15.29	6.27	5.52
F-1	3/15/2001	32.32	16.17	7.09	6.16
F-2	8/1/2008	32.69	16.47	N/A	9.05
529-A	2/15/2002	24.70	14.76	6.42	6.26
529-B	2/15/2002	26.27	14.97	6.35	6.18
529-C	2/19/2002	30.29	15.22	6.20	6.06
529-E	3/1/2002	31.96	15.81	6.75	6.29
529-F-1	9/16/2002	32.59	16.37	7.23	8.57
R-1	6/6/2002	31.36	15.30	6.27	6.32
R-2	5/21/2002	31.45	15.29	6.26	5.97
R-3	6/4/2002	31.94	15.81	6.76	6.69
R-4	5/28/2002	32.37	16.18	7.09	6.80
R-5	5/15/2002	32.77	16.54	7.41	7.05
R-6	5/1/2009	32.84	N/A	N/A	17.89

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	32.37%	17.93%	7.40%	10.87%
Lipper Growth & Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	26.26	16.22	6.66	N/A
Class A annualized 30-day yield at December 31, 2013: 1.61% (For current yield information, please call American FundsLine® at (800) 325-3590.)

The Investment Company of America / Summary prospectus 5

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
James B. Lovelace Vice Chairman of the Board	22 years	Senior Vice President – Capital Research Global Investors
Donald D. O’Neal President and Trustee	22 years	Senior Vice President – Capital Research Global Investors
Joyce E. Gordon Senior Vice President	13 years	Senior Vice President – Capital Research Global Investors
Christopher D. Buchbinder Vice President	7 years	Senior Vice President – Capital Research Global Investors
Barry S. Crosthwaite	1 year	Senior Vice President – Capital Research Global Investors
Eric S. Richter	6 years	Senior Vice President – Capital Research Global Investors
C. Ross Sappenfield	14 years	Senior Vice President – Capital Research Global Investors

The Investment Company of America / Summary prospectus 6

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-004-0314P Litho in USA CGD/CF/8012	Investment Company File No. 811-00116

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY